RMB Japan Fund
Portfolio Holdings As of March 31, 2023 (Unaudited)

	Number of
	Shares	Value
Common Stocks - Japan 87.0%
(percentage of net assets)
COMMUNICATION SERVICES 7.1%
Amuse, Inc.	36,700	$493,138
GungHo Online Entertainment, Inc.	26,800	490,969
TV Asahi Holdings Corp.	67,000	763,591
		1,747,698
CONSUMER DISCRETIONARY 22.4%
Fast Retailing Co. Ltd.	900	197,021
Isuzu Motors Ltd.	52,100	622,647
Nikon Corp.	77,600	796,658
Ohashi Technica, Inc.	19,300	228,929
Sanyo Shokai Ltd.	99,100	1,167,838
Sony Group Corp.	7,528	685,676
Stanley Electric Co. Ltd.	28,900	642,460
Subaru Corp.	73,829	1,178,577
		5,519,806
CONSUMER STAPLES 4.1%
Kao Corp.	19,500	759,043
Yakult Honsha Co. Ltd.	3,600	261,577
		1,020,620
ENERGY 0.9%
Inpex Corp.	20,700	219,058

FINANCIALS 10.7%
Mitsubishi UFJ Financial Group, Inc.	265,900	1,704,065
ORIX Corp.	27,839	459,010
Sompo Holdings, Inc.	12,100	479,464
		2,642,539
HEALTH CARE 8.1%
Ono Pharmaceutical Co. Ltd.	53,700	1,119,011
Shionogi & Co. Ltd.	11,100	500,671
Sysmex Corp.	5,800	380,663
		2,000,345
INDUSTRIALS 16.5%
FANUC Corp.	14,000	505,571
Hitachi Ltd.	15,680	861,784
ITOCHU Corp.	46,700	1,520,853
Mitsui OSK Lines Ltd.	4,900	122,881
Recruit Holdings Co. Ltd.	8,400	231,076
Takuma Co. Ltd.	82,692	830,591
		4,072,756
INFORMATION TECHNOLOGY 7.6%
Keyence Corp.	800	392,087
Murata Manufacturing Co. Ltd.	15,335	934,595
Ulvac, Inc.	12,700	554,807
		1,881,489
MATERIALS 4.6%
Nippon Steel Corp.	21,200	499,928
Shin-Etsu Chemical Co. Ltd.	19,295	626,336
		1,126,264
REAL ESTATE 3.0%
Mitsui Fudosan Co. Ltd.	39,400	740,107

UTILITIES 2.0%
Kansai Electric Power Co., Inc. (The)	51,100	497,659
Total Common Stocks (Cost: $19,020,242)		21,468,341

Short-Term Investments 5.5%
(percentage of net assets)
MONEY MARKET FUNDS 5.5%
First American Government Obligations Fund - Class X - 4.65% [a]	1,167,861	1,167,861
First American Treasury Obligations Fund - Class X - 4.72% [a]	178,198	178,198
		1,346,059
Total Short-Term Investments (Cost: $1,346,059)		1,346,059

Total Investments 92.5% (Cost: $20,366,301)		$22,814,400
Cash and other assets, less liabilities 7.5%		1,856,454
Net Assets 100.0%		$24,670,854

a	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a
service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

Investment Valuation

Portfolio holdings and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. If market quotations for a portfolio holding are unavailable, or deemed by the Adviser to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board.

Exchange-Listed Equities and Funds and Depositary Receipts

The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date.  If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.

The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date.  The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices.  If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP.  If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.

Over-the-Counter Securities

Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date.  If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.

Foreign Securities

Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV.  Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates.  For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.

Options

Options traded on an exchange are valued at the last reported sale price.  If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.

Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)

Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs.  If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

Fixed-Income Securities

Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.

Fair Value Measurements

U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of March 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	At March 31, 2023	Level 1	Level 2	Level 3	Total
	RMB Japan Fund
	Assets
	Common Stocks[1,2]	$-	$21,468,341	$-	$21,468,341
	Short-Term Investments	1,346,059	-	-	1,346,059
	Total Investments in Securities	$1,346,059	$21,468,341	$-	$22,814,400

[1]	Refer to the Fund's Portfolio Holdings for the breakdown of holdings by sector.
[2]	Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2.
	The table below provides a breakdown, by country, of the Fund’s Level 2 securities at
	March 31, 2023.

		RMB Japan
		Fund
	Japan	$21,468,341
	Total	$21,468,341